                                                                    Exhibit 99.2
                                                                    ------------


                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Peoples Ohio Financial Corporation (the "Company") on Form 10 -Q for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Richard J. Dutton, Chief Financial Officer of the Company, certify, pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                           /s/ Richard J. Dutton
                                          --------------------------------------
                                          Richard J. Dutton
                                          Chief Financial Officer
                                          November 7, 2002


















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